Exhibit 10.3

TWELFTH AMENDMENT TO LEASE

(Norwegian Cruise Line – The Landing at MIA)

THIS TWELFTH AMENDMENT TO LEASE ("Amendment") is dated effective and for identification purposes as of August 24, 2017 (“Effective Date”), and is made by and between SPUS7 MIAMI ACC, LP, a Delaware limited partnership ("Landlord"), and NCL (BAHAMAS) LTD., a Bermuda company, d/b/a Norwegian Cruise Line ("Tenant").

RECITALS:

WHEREAS, Landlord’s predecessor-in-interest (Hines REIT Airport Corporate Center LLC) and Tenant entered into that certain Airport Corporate Center Office Lease Agreement dated December 1, 2006 ("Original Lease"), as amended by that certain First Amendment to Airport Corporate Center Office Lease dated November 27, 2006, Second Amendment to Airport Corporate Center Office Lease dated March 22, 2007, Third Amendment to Airport Corporate Center Office Lease dated July 31, 2007, Letter Agreement dated August 1, 2007, Fourth Amendment to Airport Corporate Center Office Lease dated December 10, 2007, Fifth Amendment to Airport Corporate Center Office Lease dated February 2, 2010, Sixth Amendment to Airport Corporate Center Office Lease dated April 1, 2012, Seventh Amendment to Airport Corporate Center Office Lease dated June 29, 2012, Eighth Amendment to Lease dated January 28, 2015 (“Eighth Amendment”), Ninth Amendment to Lease dated June 30, 2015 (“Ninth Amendment”), Tenth Amendment to Lease dated March 31, 2016, and Eleventh Amendment to Lease dated February 8, 2017 (collectively, the "Lease"), pertaining to the premises located at 7665 Corporate Center Drive (“Building 11”), 7650 Corporate Center Drive (“Building 10”), 7245 Corporate Center Drive (“Building 3”), and 7300 Corporate Center Drive (“Building 8”), Miami, Florida;

WHEREAS, Landlord and Tenant desire to enter into this Amendment to modify Tenant’s exterior signage rights on Building 8, Building 10 and Building 11, and provide for certain other matters as more fully set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree that the Lease shall be amended in accordance with the terms and conditions set forth below.

1.       Definitions. The capitalized terms used herein shall have the same definitions as set forth in the Lease, unless otherwise defined herein.

2.       Amendment to Building 8 Façade Signage. Landlord and Tenant each acknowledge and agree that (a) Section 9 of the Eighth Amendment is hereby amended so that the Building 8 Façade Sign shall be located on the top exterior of the south side of Building 8, as depicted on Exhibit A, attached hereto and incorporated herein by reference, and in no other location on the exterior of Building 8, and (b) Section 6 of the Ninth Amendment is hereby amended so that the Building 8 Façade Sign may also include, at Tenant’s option, Tenant’s logos.

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3.       Building 10 and Building 11 Signage.

(a)       Commencing on the Effective Date, in addition to all other signage rights granted to Tenant pursuant to the Lease, Tenant shall have the exclusive right to install and maintain in a first class manner: (i) one (1) exterior sign on the south side of Building 10 (the “Building 10 Façade Sign”); and (ii) one (1) exterior sign on the north side of Building 11 (the “Building 11 Façade Sign”), using any, a combination of any, or all of Tenant’s and its related companies’ brand names and logos, including, but not limited to, Norwegian, Oceania, Regent, and any others pursuant to the same terms and conditions of Section 9 of the Eighth Amendment. In addition to the foregoing, Tenant shall have the right to replace the building wraps currently existing on the west side of Building 10 and the west side of Building 11 (together, the “Current Wraps”) with new building wraps (“New Wraps”) in the same location, subject to Landlord’s prior written approval of the New Wraps, and provided that (i) the New Wraps are substantially similar in size to the Current Wraps, (ii) Landlord shall have the right to be present when the Current Wraps are removed and perform an inspection of the exterior walls of Building 10 and Building 11 to ensure the Current Wraps have not caused any damage thereto, and (iii) in the event the Current Wraps have caused damage to Building 10 or Building 11, Tenant shall repair such damage to Landlord’s reasonable satisfaction. The signage rights granted herein shall be deemed to be personal to Tenant and its Affiliates, and if Tenant subleases any portion of the Premises or otherwise assigns or transfers any interest thereof to another party, such signage rights shall lapse. All costs associated with the fabrication, installation, maintenance, removal and replacement of the Building 10 Façade Sign, the Building 11 Façade Sign, and the New Wraps shall be the sole responsibility of Tenant. Tenant shall maintain such signage in good condition and repair. Tenant shall remove such signage and repair any damage caused thereby, at its sole cost and expense, upon the expiration or sooner termination of the Lease. The color, content, size and other specifications of any such signage shall be in accordance with the terms and conditions of the Lease, and shall be subject to Landlord's prior approval, which approval shall not be unreasonably withheld, conditioned or delayed. Further, Tenant shall ensure that all signage complies with any and all applicable local zoning codes and building regulations.

(b)        Tenant hereby acknowledges and agrees that Tenant shall remove all abandoned signage brackets located on the exterior of Building 10 and Building 11 prior to Tenant’s installation of the new Building 10 and Building 11 Façade Signs, and Tenant shall repair any damage caused by such removal to Landlord’s reasonable satisfaction.

(c)       Notwithstanding the foregoing or anything to the contrary in the Lease, Landlord hereby approves the color, content, size, and other specifications for the Building 10 Façade Sign and Building 11 Façade Sign, both as depicted on Exhibit B, attached hereto and incorporated herein by this reference, with such changes from time to time desired by Tenant to reflect its current brand names and logos so long as such changes to the brand names and logos on the signage are substantially similar to the color, size, and other specifications set forth on Exhibit B.

4.       Counterparts; Electronic Signatures.  This Amendment may be executed in counterparts, including both counterparts that are executed on paper and counterparts that are in the form of electronic records and are executed electronically.  An electronic signature means any electronic sound, symbol or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or e-mail electronic signatures.  All executed counterparts shall constitute one agreement, and each counterpart shall be deemed an original.  The parties hereby acknowledge and agree that electronic records and electronic signatures, as well as facsimile signatures, may be used in connection with the execution of this Amendment and electronic signatures, facsimile signatures or signatures transmitted by electronic mail in so-called pdf format shall be legal and binding and shall have the same full force and effect as if a paper original of this Amendment had been delivered and had been signed using a handwritten signature.  Landlord and Tenant (i) agree that an electronic signature, whether digital or encrypted, of a party to this Amendment is intended to authenticate this writing and to have the same force and effect as a manual signature, (ii) intend to be bound by the signatures (whether original, faxed or electronic) on any document sent or delivered by facsimile or, electronic mail, or other electronic means, (iii) are aware that the other party will rely on such signatures, and (iv) hereby waive any defenses to the enforcement of the terms of this Amendment based on the foregoing forms of signature.  If this Amendment has been executed by electronic signature, all parties executing this document are expressly consenting under the Electronic Signatures in Global and National Commerce Act ("E-SIGN"), and Uniform Electronic Transactions Act ("UETA"), that a signature by fax, email or other electronic means shall constitute an Electronic Signature to an Electronic Record under both E-SIGN and UETA with respect to this specific transaction.

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5.       Miscellaneous. With the exception of those matters set forth in this Amendment, Tenant's leasing of the Premises shall be subject to all terms, covenants and conditions of the Lease. In the event of any express conflict or inconsistency between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control and govern. Except as expressly modified by this Amendment, all other terms and conditions of the Lease are hereby ratified and affirmed. The parties acknowledge that the Lease is a valid and enforceable agreement and that, as of the date hereof to the best of Tenant’s actual knowledge, Tenant holds no claims against Landlord or its agents which might serve as the basis of any other set-off against accruing rent and other charges or any other remedy at law or in equity.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the foregoing Twelfth Amendment to Lease is dated effective as of the date and year first written above.

WITNESS:		LANDLORD

SPUS7 MIAMI ACC, LP,
a Delaware limited partnership

By:	/s/David Withman	By:	/s/Ming Lee
Name:	David Withman	Name:	Ming Lee
		Title:	Vice President
By:	/s/Desiree Ammons	Date:	8/29/17
Name:	Desiree Ammons

By:	/s/David Withman	By:	/s/Mark Zikakis
Name:	David Withman	Name:	Mark Zikakis
		Title:	Vice President
By:	/s/Desiree Ammons	Date:	8/29/17
Name:	Desiree Ammons

TENANT:

NCL (BAHAMAS) LTD.,
a Bermuda company, d/b/a Norwegian Cruise Line

By:	By:	/s/Wendy Beck
Name:	Name:	Wendy Beck
	Title:	Executive Vice President and Chief Financial Officer
By:	Date:	8/29/17
Name:

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CONSENT OF GUARANTOR

The undersigned Guarantor under the original Guaranty of Lease dated November 27, 2006 (the "Guaranty"), does hereby consent to the foregoing Amendment. Guarantor acknowledges and agrees that the Guaranty is in full force and effect and shall continue to apply to the Lease, as amended by this Amendment.

NCL CORPORATION LTD.,
a Bermuda company

By:
Name:	Wendy Beck
Title:	Executive Vice President and
Chief Financial Officer

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EXHIBIT A

Location of Building 8 Façade Sign

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EXHIBIT B

PROPOSED SIGN

19'-6" × 6'-3"	45'-10" × 6'-3"	15'-8" × 6'-3"
OCEANIA CRUISES	NCL NORWEGIAN CRUISE LINE	Regent SEVEN SEAS CRUISES
TOTAL SQFT: 121	TOTAL SQFT: 286	TOTAL SQFT: 97.9

90'

OCEANIA CRUISES
NCL NORWEGIAN CRUISE LINE
Regent

200'

SOUTH ELEVATION

UL
UNDERWRITERS LABORATORIES INC. LISTED

Nobody Builds Images Like saulsigns®

SAUL SIGNS
861 West 17 St, Hialeah,
FL 33010

ph: 786.536.6580
fax: 786.534.4956
info@saulsigns.com
www.saulsigns.com

Job: NORWEGIAN CRUISE LINE
Address: 7650 Corporate Center Dr,
Municipality: MIAMI DADE, FL 33126

Date: 05/31/2017
Rep: ARTURO
Scale: N.T.S.
Designer: Richard
FOR ILLUSTRATION PURPOSE ONLY

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PROPOSED SIGN

19'-6" × 6'-3"	45'-10" × 6'-3"	15'-8" × 6'-3"
OCEANIA CRUISES	NCL NORWEGIAN CRUISE LINE	Regent SEVEN SEAS CRUISES
TOTAL SQFT: 121	TOTAL SQFT: 286	TOTAL SQFT: 97.9

90'

OCEANIA CRUISES
NCL NORWEGIAN CRUISE LINE
Regent SEVEN SEAS CRUISES

200'

NORTH ELEVATION

UNDERWRITERS LABORATORIES INC. LISTED

Nobody Builds Images Like saulsigns®

SAUL SIGNS
861 West 17 St, Hialeah,
FL 33010

ph: 786.536.6580
fax: 786.534.4956
info@saulsigns.com
www.saulsigns.com

Job: NORWEGIAN CRUISE LINE
Address:7665 Corporate Center Dr,
Municipality: MIAMI DADE, FL 33126

Date: 05/31/2017
Rep: ARTURO
Scale: N.T.S.
Designer: Richard

FOR ILLUSTRATION PURPOSE ONLY

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# OPTION 7d

Building 7665

FABRICATED .090" ALUMINUM FACE LIT CHANNEL LETTERS, WITH INTERNAL LED ILLUMINATION
WHITE ACRYLIC FACE TO GLOW WHITE AT NIGHT
ELECTRICAL TRANSFORMER TO BE CONCEALED (ELECTRICAL CONDUIT TO BE RUN TO SIGN LOCATION)
ATTACHMENT THROUGH GLASS TO BE FIELD VERIFIED PRIOR TO FABRICATION & INSTALLATION

1 NCLH Building Sign - Option 7c - Typical Construction Details - Face Lit Channel Letters
SCALE: N/A

OCEANIA CRUISES
NCL NORWEGIAN CRUISE LINE
Regent SEVEN SEAS CRUISES

2 NCLH Building Sign - Front View - Option 7c
SCALE: N/A

103'-0"
19'-6"
45'-10"
15'-8"
6'-3"
OCEANIA CRUISES
NCL NORWEGIAN CRUISE LINE
Regent SEVEN SEAS CRUISES

3 NCLH Building Sign - Front Elevation - Option 7c
SCALE: N/A

**NOTE:**
SIGN LOCATION SHOWN IS FOR CONCEPT VISUALIZATION ONLY - SIGN TO BE LOCATED IN BUILDING 7665 PARAPET AS SHOWN IN ELEVATION VIEW.
EXACT DIMENSIONS ARE TBD. SIGN CODE ANALYSIS TO BE COMPLETED TO DETERMINE ALLOWABLE SIGN AREA SQUARE FOOTAGE.

NORWEGIAN

4 NCLH Building Sign Daytime/Nighttime - Option 7c
SCALE: N/A

BOURNE GROUP

ISSUED FOR:

NORWEGIAN CRUISE LINE HOLDINGS LTD.

PROJECT:
NCL Building ID

VENUE / LOCATION:

CLASSIFICATION:

REFERENCE #:
TBD

FILE NAME:

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